Exhibit 32.2
                  CERTIFICATION PURSUANT TO
                   18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

	In connection with the Quarterly Report of BF Acquisition Group III, Inc. (the "Company") on Form 10-QSB/A for the period March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Justin P. DiNorscia, Treasurer of the
Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 11,2005
                        /s/ Justin P. DiNorscia
                        -------------------------------------
			Justin P. DiNorscia, Treasurer
                        BF Acquisition Group III, Inc.